CERTIFICATION PURSUANT TO RULE 30A-2(b) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Atul Tiwari, President of Harris Insight Funds Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 23, 2005                 /s/ Atul Tiwari
         ---------------------           ------------------------------------
                                         Atul Tiwari, President
                                         (principal executive officer)


I, Merrill J. Sklenar, Principal Financial & Accounting Officer of Harris Insight Funds Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 23, 2005                 /s/ Merrill J. Sklenar
         ---------------------           ---------------------------------------
                                         Merrill J. Sklenar, Principal Financial
                                         & Accounting Officer
                                         (principal financial officer)